UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2015

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 12, 2015, Liberty Media Corporation (“Liberty”) issued a press release (the “Press Release”) announcing, among other things, that its board of directors had authorized management (1) to pursue a plan to recapitalize (the “Recapitalization”) its common stock into shares of the corresponding series of three new tracking stock groups: one to be designated as the Liberty Braves Group, one to be designated as the Liberty Media Group and one to be designated as the Liberty Sirius Group tracking stock, and (2) to cause to be distributed subscription rights (the “Rights Offering”) related to the Liberty Braves Group tracking stock following the creation of the new tracking stocks.

The portions of the Press Release that contain information regarding the proposed Recapitalization and Rights Offering are being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release issued by Liberty, dated November 12, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2015

LIBERTY MEDIA CORPORATION

By:	/s/ Richard N. Baer
Name: Richard N. Baer
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release issued by Liberty, dated November 12, 2015